Vanguard Developed Markets Index Fund
Vanguard Emerging Markets Select Stock Fund
Vanguard Emerging Markets Stock Index Fund
Vanguard European Stock Index Fund
Vanguard FTSE All-World ex-US Index Fund
Vanguard International ExplorerTM Fund
Vanguard International Growth Fund
Vanguard International Value Fund
Vanguard Pacific Stock Index Fund
Vanguard Tax-Managed International Fund
Vanguard Total International Stock Index Fund
Vanguard Total World Stock Index Fund

Supplement to the Prospectuses and Summary Prospectuses

Effective immediately, each Fund has eliminated its 2% redemption fee on shares held less than two months.

© 2012 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS REDA 052012